Exhibit 99.3

Quarterly Investor Supplement

December 31, 2022

Recast for Long-Duration Targeted Improvements ("LDTI") Accounting Guidance and Changes to Non-GAAP Definitions (Unaudited)

This report should be read in conjunction with Voya Financial, Inc.'s Annual Report on Form 10-K for the Twelve Months Ended December 31, 2022. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

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Explanatory Note on Non-GAAP Financial Information
Effective January 1, 2023, we adopted Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI"). This supplement recasts previously reported financial information based on our implementation of LDTI and is currently unaudited. For further information, refer to our Quarterly Report on Form 10-Q for the first quarter of 2023 which will be filed with the SEC on or before May 10, 2023.

This supplement also recasts previously reported financial information for updates to our definition of Adjusted Operating Earnings Before Income Taxes in Corporate. Effective with the first quarter of 2023, we are excluding from Adjusted Operating Earnings Before Income Taxes the amortization of acquisition-related intangible assets. In addition, we are excluding the expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan, which are influenced by economic and market conditions and not indicative of normal operations. Adjusted Operating Earnings Before Income Taxes in Corporate still includes the service costs related to our qualified defined benefit pension plan and service and interest costs related to our non-qualified defined benefit pension plans.

Refer to the "Reconciliations" section of this document for a reconciliation of the recast financial information in this supplement to previously reported financial information.

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of our business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:
•Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold and expenses directly related to these transactions), and residual run-off activity (including an insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interests, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest or Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt. These losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of value of management contract rights, value of customer relationships acquired, and other acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions which are not indicative of current Operating expense fundamentals;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. These amounts do not reflect cash-settled expenses, and are not indicative of current Operating expense fundamentals; and

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Explanatory Note on Non-GAAP Financial Information
•Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, and changes in nonperformance spread;
•Revenues related to businesses exited or to be exited through reinsurance or divestment, which include revenues associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold related to these transactions), and residual run-off activity (including an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;
•Revenues attributable to noncontrolling interests, which represent the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interests represent such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and
•Other adjustments primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.

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Explanatory Note on Non-GAAP Financial Information
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since it provides the main drivers for adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

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Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net income (loss) available to Voya Financial, Inc.'s common shareholders	190	166	64	54	382	474	2,334
Per common share (basic)	1.95	1.70	0.62	0.51	3.47	4.70	20.02
Per common share (diluted)	1.78	1.57	0.57	0.46	3.18	4.30	18.56
Adjusted operating earnings: (1)
Before income taxes	206	254	228	221	265	908	1,225
After income taxes	227	210	188	182	218	807	1,000
Effective tax rate	-10.2%	17.5%	17.2%	17.6%	17.8%	11.2%	18.4%
Per common share (Adjusted diluted)	2.13	1.97	1.70	1.55	1.81	7.32	7.95
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	2,737	2,304	2,988	5,066	7,488	2,737	7,488
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	5,792	5,607	5,033	5,226	5,681	5,792	5,681
Book value per common share (including AOCI)	28.16	23.70	30.52	49.57	69.46	28.16	69.46
Book value per common share (excluding AOCI) (1)	59.59	57.69	51.41	51.14	52.70	59.59	52.70
Leverage Ratios:
Debt-to-Capital	40.0%	43.4%	39.9%	29.8%	24.3%	40.0%	24.3%
Financial Leverage - excluding AOCI (1)	29.5%	29.8%	32.8%	33.0%	32.6%	29.5%	32.6%
Shares:
Weighted-average common shares outstanding
Basic	97	98	102	106	110	101	117
Dilutive effect of warrants	7	6	7	8	8	7	7
Other dilutive effects (2)	2	2	2	3	3	2	2
Diluted	107	106	111	117	120	110	126
Adjusted Diluted (1)	107	106	111	117	120	110	126
Ending shares outstanding	97	97	98	102	108	97	108
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	—	50	255	445	310	750	1,143
Dividends to common shareholders	19	20	20	21	21	80	80
Total cash returned to common shareholders	19	70	275	466	331	830	1,223

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

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Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Revenues (1)
Net investment income	548	522	581	630	673	2,281	2,774
Fee income	451	445	413	433	448	1,742	1,813
Premiums	612	606	597	608	544	2,423	(3,388)
Net gains (losses)	(47)	(125)	(226)	(288)	(200)	(686)	1,415
Other revenues	31	33	44	40	49	148	579
Income (loss) related to consolidated investment entities	(40)	(136)	115	83	142	22	981
Total revenues	1,555	1,345	1,524	1,506	1,656	5,930	4,174
Benefits and expenses (1)
Interest credited and other benefits to contract owners/policyholders	(693)	(537)	(654)	(644)	(611)	(2,528)	2,188
Operating expenses	(673)	(632)	(605)	(632)	(636)	(2,542)	(2,586)
Net amortization of DAC/VOBA	(56)	(60)	(62)	(62)	(64)	(240)	(456)
Interest expense	(30)	(31)	(33)	(40)	(59)	(134)	(186)
Operating expenses related to consolidated investment entities	(20)	(14)	(18)	(6)	(13)	(58)	(49)
Total benefits and expenses	(1,472)	(1,274)	(1,372)	(1,384)	(1,383)	(5,502)	(1,089)
Income (loss) from continuing operations before income taxes	83	71	152	122	273	428	3,085
Income tax expense (benefit)	(54)	29	9	11	(208)	(5)	(34)
Income (loss) from continuing operations	137	42	143	111	481	433	3,119
Income (loss) from discontinued operations, net of tax	—	—	—	—	5	—	12
Net income (loss)	137	42	143	111	486	433	3,131
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	(57)	(138)	75	43	100	(77)	761
Net income (loss) available to Voya Financial, Inc.	194	180	68	68	386	510	2,370
Less: Preferred stock dividends	4	14	4	14	4	36	36
Net income (loss) available to Voya Financial, Inc.'s common shareholders	190	166	64	54	382	474	2,334

(1) Year-to-Date 2021 results include impacts related to the Individual Life and the Non-Wealth Solution Annuities businesses that were ceded at the close of the Individual Life Transaction on January 4, 2021: Premiums and Interest credited and other benefits include the FAS 60 reserves that were ceded at closing; Net gains (losses), Interest credited and other benefits, and Net amortization of DAC/VOBA include the investment gains and related intangible amortization and charges due to the transfer of assets to a comfort trust at closing.

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Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	460	415	488	537	572	1,901	2,387
Fee income	455	451	418	440	467	1,765	1,791
Premiums	601	598	588	591	539	2,378	2,166
Other revenue	31	30	43	35	41	139	168
Adjusted operating revenues (1)	1,547	1,495	1,537	1,603	1,618	6,183	6,513

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(648)	(557)	(665)	(696)	(652)	(2,566)	(2,565)
Operating expenses	(614)	(590)	(574)	(605)	(627)	(2,383)	(2,404)
Net amortization of DAC/VOBA	(30)	(32)	(30)	(30)	(30)	(122)	(119)
Interest expense (2)	(37)	(49)	(40)	(52)	(44)	(177)	(201)
Adjusted operating benefits and expenses	(1,328)	(1,228)	(1,309)	(1,383)	(1,353)	(5,248)	(5,289)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	219	267	228	221	265	934	1,225
Less: Earnings (loss) attributable to Allianz noncontrolling interest	13	13	—	—	—	26	—
Adjusted operating earnings before income taxes (1)	206	254	228	221	265	908	1,225

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	669	645	709	756	792	2,778	3,236
Health Solutions	649	645	641	647	598	2,582	2,394
Investment Management	215	192	171	178	201	756	783
Corporate	15	13	17	22	27	67	100
Adjusted operating revenues (1)	1,547	1,495	1,537	1,603	1,618	6,183	6,513

Adjusted operating earnings before income taxes
Wealth Solutions	145	128	197	228	245	697	1,106
Health Solutions	78	154	50	21	31	304	204
Investment Management	57	51	40	39	59	186	239
Corporate	(60)	(66)	(60)	(68)	(70)	(253)	(325)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	219	267	228	221	265	934	1,225
Less: Earnings (loss) attributable to Allianz noncontrolling interest	13	13	—	—	—	26	—
Adjusted operating earnings before income taxes (1)	206	254	228	221	265	908	1,225

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended December 31, 2022
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	423	31	(1)	7	460
Fee income	228	18	209	—	455
Premiums	—	601	—	—	601
Other revenue	18	(1)	6	8	31
Adjusted operating revenues (1)	669	649	215	15	1,547

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(224)	(424)	—	—	(648)
Operating expenses	(278)	(140)	(158)	(38)	(614)
Net amortization of DAC/VOBA	(23)	(7)	—	—	(30)
Interest expense (2)	—	—	—	(37)	(37)
Adjusted operating benefits and expenses	(524)	(571)	(158)	(75)	(1,328)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	145	78	57	(60)	219
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	14	(1)	13
Adjusted operating earnings before income taxes (1)	145	78	42	(59)	206

	Three Months Ended December 31, 2021
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	509	42	20	1	572
Fee income	270	19	178	—	467
Premiums	—	539	—	—	539
Other revenue	13	(2)	3	26	41
Adjusted operating revenues (1)	792	598	201	27	1,618

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(224)	(428)	—	—	(652)
Operating expenses	(298)	(133)	(142)	(53)	(627)
Net amortization of DAC/VOBA	(24)	(6)	—	—	(30)
Interest expense (2)	—	—	—	(44)	(44)
Adjusted operating benefits and expenses	(546)	(567)	(142)	(97)	(1,353)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	245	31	59	(70)	265
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	—	—	—
Adjusted operating earnings before income taxes (1)	245	31	59	(70)	265

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Adjusted Operating Earnings Before Income Taxes by Segment

	Twelve Months Ended December 31, 2022
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,756	134	3	8	1,901
Fee income	953	76	736	—	1,765
Premiums	—	2,378	—	—	2,378
Other revenue	70	(6)	17	59	139
Adjusted operating revenues (1)	2,778	2,582	756	67	6,183

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(886)	(1,680)	—	—	(2,566)
Operating expenses	(1,101)	(569)	(570)	(142)	(2,383)
Net amortization of DAC/VOBA	(93)	(29)	—	—	(122)
Interest expense (2)	—	—	—	(177)	(177)
Adjusted operating benefits and expenses	(2,081)	(2,278)	(570)	(319)	(5,248)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	697	304	186	(253)	934
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	27	(1)	26
Adjusted operating earnings before income taxes (1)	697	304	158	(251)	908

	Twelve Months Ended December 31, 2021
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	2,114	165	103	4	2,387
Fee income	1,056	69	667	—	1,791
Premiums	—	2,166	—	—	2,166
Other revenue	66	(6)	13	96	168
Adjusted operating revenues (1)	3,236	2,394	783	100	6,513

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(891)	(1,674)	—	—	(2,565)
Operating expenses	(1,144)	(492)	(544)	(224)	(2,404)
Net amortization of DAC/VOBA	(95)	(24)	—	—	(119)
Interest expense (2)	—	—	—	(201)	(201)
Adjusted operating benefits and expenses	(2,130)	(2,190)	(544)	(425)	(5,289)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	1,106	204	239	(325)	1,225
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	—	—	—
Adjusted operating earnings before income taxes (1)	1,106	204	239	(325)	1,225

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

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Consolidated Balance Sheets

	Balances as of
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Assets
Total investments	39,110	39,519	40,913	42,950	45,581
Cash and cash equivalents	919	840	954	1,011	1,402
Assets held in separate accounts	80,174	75,980	80,017	93,108	100,433
Premium receivable and reinsurance recoverable, net	12,426	12,559	12,441	12,980	13,724
Short term investments under securities loan agreement and accrued investment income	1,604	1,623	1,536	1,507	1,536
Deferred policy acquisition costs, Value of business acquired	2,363	2,389	2,422	2,450	2,486
Current and deferred income taxes	2,228	2,245	2,040	1,544	1,028
Other assets (1)	3,578	3,532	2,608	2,748	2,570
Assets related to consolidated investment entities	4,204	4,195	4,165	3,933	3,779
Total Assets	146,606	142,882	147,096	162,231	172,539
Liabilities
Future policy benefits and contract owner account balances	52,174	53,039	53,168	53,230	53,691
Liabilities related to separate accounts	80,174	75,980	80,017	93,108	100,433
Payables under securities loan agreements, including collateral held	1,302	1,378	1,220	1,124	1,183
Short-term debt	141	141	1	1	1
Long-term debt	2,094	2,094	2,385	2,406	2,595
Other liabilities (2)	3,290	3,270	2,854	3,076	3,075
Liabilities related to consolidated investment entities	2,434	2,319	2,154	2,102	1,893
Total Liabilities	141,609	138,221	141,799	155,047	162,871
Mezzanine Equity
Allianz noncontrolling interest	166	155	—	—	—
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(39)	(873)	(821)	(565)	(80)
Additional paid-in capital	6,643	7,945	7,500	7,504	7,542
Retained earnings (deficit)	(201)	(854)	(1,035)	(1,102)	(1,170)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,404	6,219	5,645	5,838	6,293
Accumulated other comprehensive income	(3,055)	(3,303)	(2,045)	(160)	1,807
Total Voya Financial, Inc. Shareholders' Equity	3,349	2,916	3,600	5,678	8,100
Noncontrolling interest	1,482	1,590	1,697	1,506	1,568
Total Shareholders' Equity	4,831	4,506	5,297	7,184	9,668
Total Liabilities, Mezzanine Equity and Shareholders' Equity	146,606	142,882	147,096	162,231	172,539

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities, and Derivatives.

Voya Financial	Page 12 of 47

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Wealth Solutions
Balance as of Beginning-of-Period	1,095	1,103	1,111	1,118	1,125	1,118	1,146
Deferrals of commissions and expenses	16	15	16	17	17	64	67
Amortization	(23)	(23)	(24)	(24)	(24)	(93)	(95)
Balance as of End-of-Period	1,088	1,095	1,103	1,111	1,118	1,088	1,118
Deferred Sales Inducements as of End-of-Period	24	23	23	23	23	24	23

Health Solutions
Balance as of Beginning-of-Period	182	178	168	164	161	164	149
Deferrals of commissions and expenses	15	14	17	10	9	55	39
Amortization	(7)	(9)	(7)	(6)	(6)	(29)	(24)
Balance as of End-of-Period	190	182	178	168	164	190	164

Total
Balance as of Beginning-of-Period	1,278	1,281	1,279	1,282	1,286	1,282	1,296
Deferrals of commissions and expenses	31	29	33	27	26	119	106
Amortization	(30)	(32)	(30)	(30)	(30)	(122)	(119)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,279	1,278	1,281	1,279	1,282	1,279	1,282
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	1,084	1,111	1,141	1,171	1,204	1,084	1,204
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,363	2,389	2,422	2,450	2,486	2,363	2,486

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 13 of 47

Consolidated Capital Structure

	Balances as of
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021

Financial Debt
Senior bonds	1,496	1,495	1,495	1,495	1,495
Subordinated bonds	737	737	888	909	1,098
Other debt	2	3	3	3	3
Total Financial Debt	2,235	2,235	2,386	2,407	2,596
Other financial obligations (1)	265	269	282	301	300
Total Financial Obligations	2,500	2,504	2,668	2,708	2,896

Mezzanine Equity
Allianz noncontrolling interest	166	155	—	—	—
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,792	5,607	5,033	5,226	5,681
Total Equity (Excluding AOCI) (3)	6,404	6,219	5,645	5,838	6,293
Accumulated other comprehensive income (AOCI)	(3,055)	(3,303)	(2,045)	(160)	1,807
Total Voya Financial, Inc. Shareholders' Equity	3,349	2,916	3,600	5,678	8,100
Noncontrolling interest	1,482	1,590	1,697	1,506	1,568
Total Shareholders' Equity	4,831	4,506	5,297	7,184	9,668

Capital
Capitalization (4)	5,584	5,151	5,986	8,085	10,696
Adjusted Capitalization excluding AOCI (5)	10,552	10,468	10,010	10,052	10,757

Leverage Ratios
Debt-to-Capital (6)	40.0%	43.4%	39.9%	29.8%	24.3%
Financial Leverage excluding AOCI (7)	29.5%	29.8%	32.8%	33.0%	32.6%

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(4) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(5) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(6) Total Financial Debt divided by Capitalization.
(7) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI.

Voya Financial	Page 14 of 47

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of December 31, 2022
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement(2)	Total AUM and AUA

Wealth Solutions (1)	33,881	76,348	73,427	183,656	290,621	474,277
Health Solutions	1,866	14	—	1,880	—	1,880
Investment Management	38,028	24,849	258,486	321,363	55,601	376,963
Eliminations/Other (3)	(35,747)	(21,037)	(11,151)	(67,935)	(43,958)	(111,893)
Total AUM and AUA	38,028	80,174	320,762	438,964	302,264	741,227

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 16 of 47
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Sources of Adjusted operating earnings before income taxes:
Gross investment income	432	427	411	397	387	1,667	1,565
Investment expenses	(20)	(20)	(20)	(19)	(20)	(79)	(80)
Credited interest	(220)	(218)	(219)	(215)	(222)	(873)	(878)
Net margin	192	189	172	163	145	716	607
Other investment income (1)	57	57	61	54	58	229	205
Investment spread and other investment income, excluding alts/prepays above/below expectations	249	246	233	217	202	945	812
Alternative investment income and prepayment fees above (below) long-term expectations	(50)	(70)	(7)	52	82	(76)	406
Investment spread and other investment income	199	176	226	269	285	869	1,218
Full service fee based revenue	134	137	145	156	171	571	663
Recordkeeping and other fee based revenue	108	107	112	112	112	439	474
Total fee based margin	241	244	257	268	283	1,009	1,138
Net underwriting gain (loss) and other revenue	5	3	4	1	—	13	(10)
Net revenue (2)	445	423	486	538	568	1,892	2,345
Administrative expenses	(223)	(214)	(207)	(223)	(232)	(867)	(885)
Net commissions	(55)	(57)	(58)	(63)	(66)	(232)	(257)
DAC/VOBA and other intangibles amortization	(23)	(24)	(24)	(24)	(24)	(95)	(98)
Adjusted operating earnings before income taxes	145	128	197	228	245	697	1,106
Adjusted Operating Margin TTM	36.9%	39.6%	44.5%	46.4%	47.2%
Adjusted Operating Margin Excluding Notables TTM	39.3%	37.9%	37.7%	36.9%	36.8%
Full Service Revenue (3)
Full Service Investment Spread and other investment income	194	170	218	258	272	840	1,166
Full Service Fee Based Revenue	134	137	145	156	171	571	663
Total Full Service Revenue	327	307	363	414	443	1,412	1,829
Client Assets
Fee Based	379,706	356,102	369,705	414,597	434,340	379,706	434,340
Spread Based	33,881	34,358	34,220	33,759	33,359	33,881	33,359
Investment-only Stable Value	38,148	38,944	39,622	40,391	40,246	38,148	40,246
Retail Client Assets	22,543	21,315	22,592	26,226	28,300	22,543	28,300
Total Client Assets	474,277	450,718	466,139	514,972	536,246	474,277	536,246

(1) Includes investment income on assets backing surplus and income from policy loans.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 17 of 47
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Full service - Corporate markets
Client Assets, beginning of period	80,135	83,329	94,434	99,698	95,456	99,698	86,581
Transfers / Single deposits	1,603	1,074	1,176	1,676	1,575	5,529	6,578
Recurring deposits	2,108	2,231	2,297	2,558	1,938	9,194	8,161
Total Deposits	3,710	3,305	3,473	4,234	3,514	14,722	14,740
Surrenders, benefits, and product charges	(2,900)	(2,589)	(2,798)	(3,623)	(3,941)	(11,910)	(13,709)
Net Flows	811	716	674	612	(427)	2,812	1,031
Interest credited and investment performance	5,029	(3,910)	(11,779)	(5,875)	4,669	(16,535)	12,086
Client Assets, end of period - Corporate markets	85,975	80,135	83,329	94,434	99,698	85,975	99,698

Full service - Tax-exempt markets
Client Assets, beginning of period	73,119	75,627	83,727	88,004	84,929	88,004	78,831
Transfers / Single deposits	887	248	534	374	399	2,043	2,344
Recurring deposits	1,061	986	1,006	1,046	980	4,100	3,895
Total Deposits	1,948	1,235	1,540	1,420	1,379	6,143	6,239
Surrenders, benefits, and product charges	(1,807)	(1,395)	(1,215)	(1,586)	(1,836)	(6,002)	(6,694)
Net Flows	141	(161)	326	(165)	(457)	141	(455)
Interest credited and investment performance	3,429	(2,347)	(8,426)	(4,112)	3,533	(11,456)	9,628
Client Assets, end of period - Tax-exempt markets	76,690	73,119	75,627	83,727	88,004	76,690	88,004

Full Service - Total
Client Assets, beginning of period	153,254	158,956	178,161	187,702	180,385	187,702	165,412
Transfers / Single deposits	2,489	1,322	1,710	2,050	1,974	7,571	8,922
Recurring deposits	3,169	3,217	3,303	3,604	2,918	13,294	12,056
Total Deposits	5,658	4,540	5,013	5,654	4,893	20,865	20,979
Surrenders, benefits, and product charges	(4,706)	(3,984)	(4,013)	(5,209)	(5,777)	(17,912)	(20,403)
Net Flows	952	555	1,000	446	(884)	2,953	576
Interest credited and investment performance	8,458	(6,257)	(20,205)	(9,987)	8,202	(27,991)	21,714
Client Assets, end of period - Full Service Total	162,664	153,254	158,956	178,161	187,702	162,664	187,702

Full Service - Client Assets
Fee-based	129,199	119,325	125,206	144,888	154,839	129,199	154,839
Spread-based	33,466	33,929	33,749	33,273	32,864	33,466	32,864
Client Assets, end of period - Full Service Total	162,664	153,254	158,956	178,161	187,702	162,664	187,702

Voya Financial	Page 18 of 47
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Recordkeeping
Client Assets, beginning of period	236,776	244,499	269,708	279,501	274,265	279,501	247,309
Transfers / Single deposits	979	3,573	1,595	1,955	812	8,101	8,431
Recurring deposits	3,778	4,278	4,359	5,217	3,892	17,632	16,531
Total Deposits	4,758	7,851	5,954	7,172	4,705	25,734	24,962
Surrenders, benefits, and product charges	(5,327)	(5,846)	(5,730)	(8,065)	(12,451)	(24,967)	(31,692)
Net Flows	(569)	2,004	224	(893)	(7,747)	766	(6,731)
Interest credited and investment performance	14,300	(9,726)	(25,435)	(8,900)	12,982	(29,761)	38,923
Client Assets, end of period - Recordkeeping	250,507	236,776	244,499	269,708	279,501	250,507	279,501

Total Defined Contribution (1)
Client Assets, beginning of period	390,031	403,454	447,870	467,203	454,650	467,203	412,721
Transfers / Single deposits	3,469	4,895	3,304	4,005	2,786	15,673	17,354
Recurring deposits	6,947	7,495	7,663	8,822	6,811	30,926	28,587
Total Deposits	10,416	12,390	10,967	12,827	9,597	46,599	45,941
Surrenders, benefits, and product charges	(10,033)	(9,831)	(9,743)	(13,273)	(18,229)	(42,879)	(52,095)
Net Flows	383	2,559	1,224	(446)	(8,632)	3,719	(6,154)
Interest credited and investment performance	22,758	(15,983)	(45,640)	(18,887)	21,184	(57,752)	60,636
Client Assets, end of period - Total Defined Contribution	413,171	390,031	403,454	447,870	467,203	413,171	467,203

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	38,944	39,622	40,390	40,246	41,329	40,246	42,864
Transfers / Single deposits	435	177	630	1,500	280	2,742	1,169
Recurring deposits	440	169	203	190	103	1,002	525
Total Deposits	875	346	833	1,690	382	3,744	1,694
Surrenders, benefits, and product charges	(1,269)	(431)	(284)	(545)	(1,112)	(2,529)	(3,802)
Net Flows	(394)	(84)	549	1,144	(730)	1,215	(2,108)
Interest credited and investment performance	(402)	(593)	(1,319)	(1,000)	(353)	(3,314)	(509)
Assets, end of period - Defined Contribution Investment-only SV	38,148	38,944	39,622	40,390	40,246	38,148	40,246

Retail Client Assets (3)	22,548	21,320	22,598	26,232	28,306	22,548	28,306

Other Assets (4)	410	423	465	480	490	410	490

Total Client Assets	474,277	450,718	466,139	514,972	536,246	474,277	536,246

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.

Health Solutions

Voya Financial	Page 20 of 47
Health Solutions Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Sources of Adjusted operating earnings before income taxes:
Gross investment income	24	24	25	23	23	96	92
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(12)	(13)	(13)	(13)	(13)	(52)	(54)
Net margin	11	11	10	9	9	41	34
Other investment income	14	13	12	12	10	50	36
Investment spread and other investment income, excluding alts/prepays above/below expectations	24	24	22	20	20	90	70
Alternative investment income and prepayment fees above (below) long-term expectations	(5)	(7)	—	5	9	(7)	41
Investment spread and other investment income	19	17	22	25	28	83	111
Net underwriting gain (loss) and other revenue	205	293	176	144	142	819	609
Net revenue (1)	225	310	198	169	171	902	720
Administrative expenses	(71)	(66)	(67)	(72)	(66)	(276)	(237)
Premium taxes, fees and assessments	(27)	(39)	(32)	(28)	(29)	(126)	(109)
Net commissions	(43)	(41)	(42)	(42)	(38)	(167)	(147)
DAC/VOBA and other intangibles amortization	(7)	(9)	(7)	(6)	(6)	(29)	(24)
Adjusted operating earnings before income taxes	78	154	50	21	31	304	204
Adjusted Operating Margin TTM	33.7%	30.3%	23.4%	25.5%	28.3%
Adjusted Operating Margin Excluding Notables TTM	33.0%	31.2%	29.6%	31.6%	33.6%
Group life:
Premiums	151	150	148	143	139	593	548
Benefits	(124)	(50)	(133)	(166)	(136)	(473)	(525)
Other (2)	(1)	(2)	(1)	(2)	(2)	(6)	(10)
Total Group life	26	98	14	(25)	1	114	14
Group Life Loss Ratio (Interest adjusted)	82.3%	71.4%	89.5%	115.8%	97.8%	89.5%	95.7%
Group stop loss:
Premiums	314	311	302	303	288	1,230	1,165
Benefits	(226)	(238)	(238)	(232)	(224)	(934)	(901)
Other (2)	(1)	(1)	(1)	(1)	(1)	(5)	(5)
Total Group stop loss	87	72	63	70	63	292	260
Stop loss Loss Ratio	72.0%	76.4%	78.9%	76.5%	77.7%	75.9%	77.3%
Voluntary Benefits, Disability, and Other	93	123	99	99	78	413	335
Net underwriting gain (loss) and other revenue
Premiums	626	619	609	602	561	2,457	2,247
Benefits	(420)	(326)	(430)	(460)	(419)	(1,636)	(1,628)
Other (2)	(1)	1	(3)	1	—	(2)	(10)
Total Net underwriting gain (loss) and other revenue	205	293	176	144	142	819	609
Total Aggregate Loss Ratio TTM (3)	68.9%	70.7%	73.1%	73.3%	72.5%	68.9%	72.5%

(1) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(3) Loss ratio excludes $57M of favorable reserve release in 3Q'22 related to our annual assumption update.

Voya Financial	Page 21 of 47
Health Solutions Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Sales by Product Line:
Group life and Disability	23	4	14	86	12	126	110
Stop loss	20	42	24	323	14	409	355
Voluntary	13	12	20	104	6	149	128
Total sales by product line	56	58	58	513	31	684	593

Total gross premiums and deposits	687	707	671	660	610	2,724	2,429

Annualized In-force Premiums by Product Line:
Group life and Disability	833	817	811	807	752	833	752
Stop loss	1,258	1,259	1,231	1,220	1,181	1,258	1,181
Voluntary	689	684	681	678	576	689	576
Total annualized in-force premiums	2,780	2,760	2,722	2,705	2,510	2,780	2,510

Assets Under Management by Fund Group:
General account	1,866	1,938	1,981	1,886	1,869	1,866	1,869
Separate account	14	14	15	17	18	14	18
Total AUM	1,880	1,952	1,996	1,903	1,887	1,880	1,887

Investment Management

Voya Financial	Page 23 of 47
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Sources of Adjusted operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	8	8	8	8	8	33	28
Alternative investment income and prepayment fees above (below) long-term expectations	(9)	(20)	(3)	3	12	(29)	75
Investment spread and other investment income	(1)	(12)	6	11	20	3	103
Fee based margin (1)	216	204	165	167	181	753	680
Net revenue (2)	215	192	171	178	201	756	783
Administrative expenses (3)	(158)	(142)	(131)	(139)	(142)	(570)	(544)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	57	51	40	39	59	186	239
Adjusted Operating Margin TTM	24.7%	25.5%	26.8%	29.4%	30.7%
Adjusted Operating Margin Excluding Notables TTM	26.8%	26.0%	24.1%	25.2%	25.1%
Fee based margin (1)
Investment advisory and administrative revenue	209	202	160	165	178	736	667
Other fee based margin	6	2	6	2	3	17	13
Fee based margin	216	204	165	167	181	753	680

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	57	51	40	39	59	186	239
Less: Earnings (loss) attributable to Allianz noncontrolling interest	14	13	—	—	—	27	—
Adjusted operating earnings before income taxes	42	38	40	39	59	158	239

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 24 of 47
Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Client Assets:
External Clients
Institutional	161,502	160,720	136,596	143,581	148,921	161,502	148,921
Retail	121,833	118,016	61,070	71,578	76,908	121,833	76,908
Subtotal External Clients	283,335	278,735	197,666	215,159	225,829	283,335	225,829
General Account	38,028	38,614	38,686	38,049	38,004	38,028	38,004
Total Client Assets (AUM)	321,363	317,349	236,352	253,208	263,832	321,363	263,832
Assets under Advisement and Administration (AUA)	55,601	51,862	53,359	57,187	59,823	55,601	59,823
Total AUM and AUA	376,963	369,210	289,710	310,395	323,656	376,963	323,656

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	90	89	86	87	92	352	334
Retail	95	88	49	53	59	284	227
Subtotal External Clients	185	177	134	140	151	636	561
General Account	20	20	20	20	20	80	82
Total Investment Advisory and Administrative Revenues (AUM)	205	197	154	160	171	717	643
Administration Only Fees	5	5	5	5	6	20	22
Total Investment Advisory and Administrative Revenues	209	202	160	165	178	736	667

Revenue Yield (bps) (1)
External Clients
Institutional	22.1	21.4	24.5	23.7	25.3	20.7	23.9
Retail	31.1	28.0	29.4	29.1	30.6	22.1	29.7
Revenue Yield on External Clients	26.0	24.3	26.1	25.5	27.1	21.3	25.9
General Account	20.8	21.1	21.1	21.1	21.0	21.0	21.4
Revenue Yield on Client Assets (AUM)	25.3	23.9	25.3	24.8	26.2	21.3	25.2
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.7	3.4	3.8	3.5	4.1	3.6	3.7
Total Revenue Yield on AUM and AUA (bps)	22.3	21.0	21.3	20.9	22.1	18.8	21.1

Revenue Yield on Client Assets (AUM) - trailing twelve months	21.3	25.2	25.8	25.4	25.2	21.3	25.2

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.
(2) External client yields do not reflect a full quarter of revenues resulting from the Allianz transaction.

Voya Financial	Page 25 of 47
Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Institutional AUM:
Beginning of period AUM	160,720	136,595	143,580	148,921	138,332	148,921	111,964
Inflows	8,249	4,759	5,500	5,963	12,899	24,470	27,317
Outflows	(7,904)	(5,648)	(3,502)	(3,742)	(3,383)	(20,796)	(18,242)
Net flows- Institutional	345	(889)	1,998	2,221	9,516	3,675	9,075
Change in Market Value	2,341	(5,815)	(8,803)	(7,411)	1,028	(19,689)	2,371
Other (Including Acquisitions / Divestitures)	(1,903)	30,828	(180)	(151)	45	28,595	25,511
End of period AUM - Institutional	161,503	160,720	136,595	143,580	148,921	161,502	148,921
Organic Growth (Net Flows/Beginning of period AUM)	0.2%	-0.7%	1.4%	1.5%	6.9%	2.5%	8.1%
Market Growth %	1.5%	-4.3%	-6.1%	-5.0%	0.7%	-13.2%	2.1%
Retail AUM:
Beginning of period AUM	118,016	61,070	71,579	76,908	75,352	76,908	75,116
Inflows	7,203	6,683	2,290	2,609	2,207	18,783	9,456
Outflows	(7,400)	(6,754)	(3,728)	(3,502)	(2,727)	(21,384)	(10,760)
Net flows- Retail	(198)	(71)	(1,439)	(893)	(520)	(2,601)	(1,304)
Net Money Market Flows	51	45	120	(18)	11	197	(290)
Change in Market Value	3,232	(6,332)	(8,352)	(4,181)	3,001	(15,633)	8,709
Net Flows from Divested Businesses	(497)	(467)	(525)	(668)	(761)	(2,156)	(2,974)
Other (Including Acquisitions / Divestitures)	1,229	63,771	(313)	431	(174)	65,119	(2,348)
End of period AUM - Retail	121,833	118,016	61,070	71,579	76,908	121,834	76,908
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-0.2%	-0.1%	-2.0%	-1.2%	-0.7%	-3.4%	-1.7%
Market Growth %	2.7%	-10.4%	-11.7%	-5.4%	4.0%	-20.3%	11.6%
Net Flows:
Institutional Net Flows	345	(889)	1,998	2,221	9,516	3,675	9,075
Retail Net Flows	(198)	(71)	(1,439)	(893)	(520)	(2,601)	(1,304)
Net Flows from Divested Businesses	(497)	(467)	(525)	(668)	(761)	(2,156)	(2,974)
Total Net Flows	(350)	(1,427)	34	660	8,234	(1,082)	4,796
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements	147	(960)	559	1,328	8,995	1,074	7,770
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM)(1)	0.1%	-0.5%	0.3%	0.6%	4.2%	0.5%	4.2%

(1) Includes net flows related to Allianz transaction as of July 25, 2022.

Voya Financial	Page 26 of 47
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Institutional
Equity	22,943	22,835	12,086	14,830	14,994
Fixed Income - Public	57,532	59,752	62,378	67,693	72,550
Fixed Income - Privates	67,809	63,361	47,177	45,985	46,631
Alternatives	13,218	14,771	14,955	15,073	14,746
Money Market	—	—	—	—	—
Total	161,502	160,720	136,596	143,581	148,921

Retail
Equity	60,244	57,343	36,100	44,128	47,583
Fixed Income - Public	58,480	57,714	22,124	24,749	26,676
Fixed Income - Privates	483	499	547	611	634
Alternatives	822	724	611	542	470
Money Market	1,803	1,736	1,688	1,548	1,546
Total	121,833	118,016	61,070	71,578	76,908

General Account
Equity	237	241	242	216	308
Fixed Income - Public	19,748	20,701	20,416	20,217	20,000
Fixed Income - Privates	14,942	14,877	14,764	14,500	14,601
Alternatives	2,378	2,450	2,732	2,628	2,645
Money Market	724	344	532	488	449
Total	38,028	38,614	38,686	38,049	38,004

Combined Asset Type
Equity	83,424	80,419	48,429	59,174	62,884
Fixed Income - Public	135,760	138,166	104,917	112,659	119,225
Fixed Income - Privates	83,234	78,737	62,488	61,097	61,867
Alternatives	16,418	17,945	18,298	18,243	17,861
Money Market	2,527	2,080	2,220	2,036	1,995
Total	321,363	317,349	236,352	253,208	263,832

Total Private and Alternative Assets	99,652	96,683	80,786	79,340	79,728
% of Private and Alternative Assets / Total AUM	31.0%	30.5%	34.2%	31.3%	30.2%

Total Wealth Assets	162,355	158,900	101,885	110,305	112,905
% of Wealth Assets / Total AUM	50.5%	50.1%	43.1%	43.6%	42.8%

Corporate

Voya Financial	Page 28 of 47

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Interest expense (excluding Preferred stock dividends) (1)	(33)	(35)	(36)	(38)	(40)	(142)	(165)
Preferred stock dividends	(4)	(14)	(4)	(14)	(4)	(36)	(36)
Stranded costs net of TSA revenue	—	(1)	(4)	(4)	3	(9)	(15)
Pension expense (2)	(11)	(10)	(10)	(10)	(8)	(41)	(37)
Other (3)	(12)	(6)	(6)	(2)	(21)	(25)	(72)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(60)	(66)	(60)	(68)	(70)	(253)	(325)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	(1)	—	—	—	—	(1)	—
Adjusted operating earnings before income taxes	(59)	(65)	(60)	(68)	(70)	(251)	(325)

(1) Includes interest expense related to intercompany loans and other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 30 of 47
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	249	246	233	217	202	945	809
Fee based margin	241	244	257	268	283	1,009	1,112
Net underwriting gain (loss) and other revenue	5	3	4	1	—	13	(9)
Wealth Solutions Net Revenue	495	493	494	486	485	1,967	1,912
Health Solutions
Investment spread and other investment income	24	24	22	20	20	90	70
Net underwriting gain (loss) and other revenue	205	236	176	184	176	802	707
Health Solutions Net Revenue	230	260	198	204	196	892	777
Investment Management
Investment capital and other investment income	8	8	8	8	8	33	28
Fee based margin	216	204	165	167	181	753	680
Investment Management Net Revenue	224	212	173	175	189	785	708
Total Net Revenue Excluding Notable Items (1)	949	965	865	865	870	3,644	3,397
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	195	198	204	176	163	773	704
Health Solutions	83	105	51	56	56	294	261
Investment Management	64	67	42	37	49	210	178
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	342	370	297	269	268	1,277	1,143
Corporate	(60)	(65)	(60)	(68)	(53)	(253)	(268)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	282	305	236	201	215	1,024	874
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	13	13	—	—	—	26	—
Total Adjusted Operating Earnings Excluding Notable Items (1)	269	291	236	201	215	997	874
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	39.3%	40.2%	41.4%	36.2%	33.6%	39.3%	36.8%
Health Solutions	36.0%	40.2%	25.5%	27.5%	28.7%	33.0%	33.6%
Investment Management	28.6%	31.6%	24.3%	21.1%	25.9%	26.8%	25.1%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	36.0%	38.2%	34.2%	31.1%	30.9%	35.0%	33.6%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	29.7%	31.5%	27.3%	23.2%	24.7%	28.1%	25.7%
Adjusted Operating Margin Excluding Notable Items Trailing Twelve Months
Wealth Solutions	39.3%	37.9%	37.7%	36.9%	36.8%
Health Solutions	33.0%	31.2%	29.6%	31.6%	33.6%
Investment Management	26.8%	26.0%	24.1%	25.2%	25.1%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	35.0%	33.7%	33.0%	33.2%	33.6%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	28.1%	26.8%	25.9%	25.8%	25.7%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 31 of 47
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Wealth Solutions	(223)	(214)	(207)	(223)	(232)	(867)	(885)
Health Solutions	(71)	(66)	(67)	(72)	(66)	(276)	(237)
Investment Management	(158)	(142)	(131)	(139)	(142)	(570)	(544)
Stranded costs net of TSA revenue (1)	—	(1)	(4)	(4)	3	(9)	(15)
Total Administrative Expenses (2)	(452)	(423)	(409)	(438)	(437)	(1,722)	(1,681)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 32 of 47
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021

Wealth Solutions
Adjusted operating earnings before income taxes - before interest	697	798	990	1,077	1,106
Income tax expense	98	122	164	185	194
Adjusted Operating Earnings - before interest and after income taxes	599	676	826	892	912
Adjusted Operating effective tax rate (1)	12.7%	11.6%	14.9%	15.7%	17.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	14.1%	15.3%	16.6%	17.2%	17.5%
Average Capital	3,710	3,730	3,742	3,738	3,762
Ending Capital (2)	3,670	3,677	3,749	3,721	3,716
Adjusted Return on Capital	16.1%	18.1%	22.1%	23.9%	24.3%

Health Solutions
Adjusted operating earnings before income taxes - before interest	304	256	171	185	204
Income tax expense	64	54	36	39	43
Adjusted Operating Earnings - before interest and after income taxes	240	202	135	146	161
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	591	555	528	513	507
Ending Capital (2)	662	650	576	549	519
Adjusted Return on Capital	40.6%	36.6%	25.7%	28.6%	31.8%

Investment Management
Adjusted operating earnings before income taxes - before interest	158	176	201	227	239
Income tax expense	33	37	42	48	50
Adjusted Operating Earnings - before interest and after income taxes	125	139	159	179	189
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	582	488	427	403	387
Ending Capital (2)	797	778	486	458	420
Adjusted Return on Capital	21.5%	28.3%	37.0%	44.3%	48.7%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and foreign tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 34 of 47
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	12/31/2022				9/30/2022				12/31/2022

Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	12,179	30.0%	163	5.2%	13,093	32.0%	162	5.0%	12,179	30.0%	641	5.0%
Private credit	8,222	20.0%	84	4.2%	8,233	20.0%	84	4.2%	8,222	20.0%	333	4.2%
Securitized (2)(3)	10,654	26.0%	157	6.0%	10,651	26.0%	147	5.7%	10,654	26.0%	556	5.5%
Commercial mortgage loans	5,413	13.0%	59	4.5%	5,376	13.0%	56	4.2%	5,413	13.0%	223	4.2%
Municipals	952	2.0%	10	4.0%	966	2.0%	10	4.0%	952	2.0%	38	4.0%
Short-term / Treasury	627	2.0%	7	4.4%	728	2.0%	8	4.4%	627	2.0%	33	4.3%
Equity securities	290	1.0%	4	5.5%	298	1.0%	4	5.9%	290	1.0%	17	5.7%
Policy loans	363	1.0%	5	5.3%	368	1.0%	5	5.5%	363	1.0%	21	5.8%
Derivatives	(11)	—%	3	N/A	(11)	—%	4	N/A	(11)	—%	14	N/A
Book Values and Gross Investment Income before variable components	38,689	96.0%	491	5.1%	39,703	97.0%	480	4.9%	38,689	96.0%	1,875	4.8%

Book Values and Gross Investment Income on variable components
Limited partnership	1,774	4.0%	(7)	-1.5%	1,778	4.0%	(29)	-6.2%	1,774	4.0%	101	5.9%
Prepayment / Other fee income	N/A	N/A	—	—%	N/A	N/A	2	—%	N/A	N/A	16	—%
Book Values and Gross Investment Income (variable)	1,774	4.0%	(6)	—%	1,778	4.0%	(27)	0.1%	1,774	4.0%	116	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	40,464	100.0%	485	4.8%	41,481	100.0%	452	4.4%	40,464	100.0%	1,992	4.9%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 35 of 47
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	9/30/2022		06/30/2022		03/31/2022		12/31/2021

Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	13,187	32.0%	13,145	32.0%	13,151	32.0%	13,256	33.0%
Private credit	7,958	19.0%	7,989	19.0%	7,773	19.0%	7,754	19.0%
Securitized	10,663	26.0%	10,469	25.0%	10,024	25.0%	9,878	24.0%
Municipals	966	2.0%	964	2.0%	957	2.0%	965	2.0%
Short-term / Treasury	802	2.0%	891	2.0%	935	2.0%	897	2.0%
Total Fixed maturities	33,577	81.0%	33,458	81.0%	32,840	81.0%	32,750	81.0%
Commercial mortgage loans	5,375	13.0%	5,381	13.0%	5,490	14.0%	5,581	14.0%
Limited partnership	1,777	4.0%	1,813	4.0%	1,793	4.0%	1,687	4.0%
Equity securities	475	1.0%	486	1.0%	476	1.0%	487	1.0%
Total	41,204	100.0%	41,138	100.0%	40,599	100.0%	40,504	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	17,312	52.0%	17,208	51.0%	16,619	51.0%	16,745	51.0%
NAIC 2	14,970	45.0%	14,850	44.0%	14,699	45.0%	14,524	44.0%
NAIC 3 and below	1,295	4.0%	1,400	4.0%	1,522	5.0%	1,481	5.0%
Total Fixed maturities	33,577	100.0%	33,458	100.0%	32,840	100.0%	32,750	100.0%

Commercial Mortgage Loans:
CML 1	4,220	79.0%	4,224	78.0%	4,400	80.0%	4,624	83.0%
CML 2	1,045	19.0%	1,030	19.0%	966	18.0%	876	16.0%
CML 3 and below	110	2.0%	127	2.0%	125	2.0%	81	1.0%
Total Commercial mortgage loans	5,375	100.0%	5,381	100.0%	5,490	100.0%	5,581	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 36 of 47
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Wealth Solutions
Average alternative investments	1,614	1,650	1,634	1,534	1,508	1,608	1,360
Alternative investment income	(5)	(26)	33	89	115	91	511
Health Solutions
Average alternative investments	160	163	162	170	152	164	134
Alternative investment income	(1)	(3)	3	9	12	8	50
Investment Management
Average alternative investments	316	333	347	351	337	337	309
Alternative investment income	(2)	(13)	5	11	20	1	104

Voya Financial	Page 37 of 47
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(41)	(63)	(4)	55	81	(54)	388
Health Solutions	(5)	(7)	—	5	8	(7)	38
Investment Management	(9)	(20)	(3)	3	12	(29)	75
Total	(55)	(90)	(7)	63	101	(90)	501

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(9)	(7)	(3)	(3)	1	(22)	18
Health Solutions	—	—	—	—	1	—	3
Investment Management	—	—	—	—	—	—	—
Total	(9)	(7)	(3)	(3)	2	(22)	21

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(50)	(70)	(7)	52	82	(76)	406
Health Solutions	(5)	(7)	—	5	9	(7)	41
Investment Management	(9)	(20)	(3)	3	12	(29)	75
Total	(64)	(97)	(10)	60	103	(112)	522

(1) The amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectations.

Reconciliations

Voya Financial	Page 39 of 47
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	12/31/2022			9/30/2022			6/30/2022			3/31/2022			12/31/2021
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)

Income (loss) available to Voya Financial, Inc.'s common shareholders		190	1.78		166	1.57		64	0.57		54	0.46		382	3.18
Plus: Net income (loss) attributable to noncontrolling interests		(57)	(0.54)		(138)	(1.30)		75	0.68		43	0.36		100	0.83
Less: Preferred stock dividends		(4)	(0.04)		(14)	(0.13)		(4)	(0.04)		(14)	(0.12)		(4)	(0.03)
Less: Income (loss) from discontinued operations		—	—		—	—		—	—		—	—		5	0.05
Income (loss) from continuing operations	83	137	1.28	71	42	0.40	152	143	1.29	122	111	0.95	273	481	4.00
Less:
Net investment gains (losses)	(10)	(8)	(0.07)	(9)	(7)	(0.06)	(59)	(47)	(0.42)	(112)	(88)	(0.75)	(107)	(85)	(0.70)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(34)	(27)	(0.25)	(13)	(11)	(0.10)	(55)	(44)	(0.39)	(36)	(28)	(0.24)	4	3	0.02
Net income (loss) attributable to noncontrolling interests	(57)	(57)	(0.54)	(138)	(138)	(1.30)	75	75	0.68	43	43	0.36	100	100	0.83
Dividend payments made to preferred shareholders	4	4	0.04	14	14	0.13	4	4	0.04	14	14	0.12	4	4	0.03
Other adjustments	(26)	(3)	(0.03)	(37)	(26)	(0.24)	(40)	(34)	(0.31)	(8)	(11)	(0.09)	8	241	2.01
Adjusted operating earnings	206	227	2.13	254	210	1.97	228	188	1.70	221	182	1.55	265	218	1.81
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation	(63)	(50)	(0.47)	(94)	(74)	(0.70)	(8)	(7)	(0.06)	59	47	0.40	84	66	0.55
Other (3)	—	53	0.50	57	45	0.42	—	—	—	(40)	(31)	(0.27)	(34)	(27)	(0.22)
Adjusted operating earnings excluding notable items	269	224	2.10	291	239	2.25	236	195	1.76	201	166	1.42	215	178	1.48

(1) The adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss), adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes favorable tax adjustments primarily related to foreign tax credits, changes in certain other reserves not expected to recur at the same level, and Group Life Covid-19 impacts.

Voya Financial	Page 40 of 47
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Twelve months ended
(in millions except per share in whole dollars)	12/31/2022			12/31/2021
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)

Income (loss) available to Voya Financial, Inc.'s common shareholders		474	4.30		2,334	18.56
Plus: Net income (loss) attributable to noncontrolling interests		(77)	(0.70)		761	6.05
Less: Preferred stock dividends		(36)	(0.33)		(36)	(0.29)
Less: Income (loss) from discontinued operations		—	—		12	0.10
Income (loss) from continuing operations	428	433	3.93	3,085	3,119	24.80
Less:
Net investment gains (losses)	(190)	(150)	(1.36)	(29)	(23)	(0.18)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(138)	(109)	(0.99)	1,133	895	7.12
Net income (loss) attributable to noncontrolling interests	(77)	(77)	(0.70)	761	761	6.05
Dividend payments made to preferred shareholders	36	36	0.33	36	36	0.29
Other adjustments	(111)	(74)	(0.67)	(39)	451	3.59
Adjusted operating earnings	908	807	7.32	1,225	1,000	7.95
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation	(106)	(84)	(0.76)	452	357	2.84
Other (3)	17	67	0.60	(101)	(80)	(0.63)
Adjusted operating earnings excluding notable items	997	824	7.48	874	723	5.75

(1) The adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss), adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes favorable tax adjustments primarily related to foreign tax credits, changes in certain legal and other reserves not expected to recur at the same level, Group Life Covid-19 impacts and revenue and expenses related to FPC prior to its divestment in June 2021.

Voya Financial	Page 41 of 47
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Total revenues	1,555	1,345	1,524	1,506	1,656	5,930	4,174

Less:
Net investment gains (losses)	(17)	(18)	(60)	(120)	(97)	(215)	(140)
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	16	(30)	(55)	(54)	(31)	(123)	(3,424)
Revenues (loss) attributable to noncontrolling interests	(44)	(130)	93	48	112	(33)	809
Other adjustments	54	30	8	28	54	121	413
Total adjusted operating revenues	1,547	1,495	1,537	1,603	1,618	6,183	6,513

Adjusted operating revenues by segment
Wealth Solutions	669	645	709	756	792	2,778	3,236
Health Solutions	649	645	641	647	598	2,582	2,394
Investment Management	215	192	171	178	201	756	783
Corporate	15	13	17	22	27	67	100
Total adjusted operating revenues	1,547	1,495	1,537	1,603	1,618	6,183	6,513

Voya Financial	Page 42 of 47
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Wealth Solutions
Adjusted operating revenues	page 9	669	645	709	756	792	2,778	3,236
Interest credited and other benefits to contract owners/policyholders		(224)	(222)	(222)	(218)	(224)	(886)	(891)
Net revenue	page 16	445	423	486	538	568	1,892	2,345
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(50)	(70)	(7)	52	82	(76)	406
Fee income related to divested businesses		—	—	—	—	—	—	25
Other adjustments to investment income		—	—	—	—	—	—	3
Net revenue excluding notable items	page 30	495	493	494	486	485	1,967	1,912
Health Solutions
Adjusted operating revenues	page 9	649	645	641	647	598	2,582	2,394
Interest credited and other benefits to contract owners/policyholders		(424)	(335)	(443)	(478)	(428)	(1,680)	(1,674)
Net revenue	page 20	225	310	198	169	171	902	720
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(5)	(7)	—	5	9	(7)	41
Group Life Covid-19 impacts		—	—	—	(40)	(34)	(40)	(112)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	57	—	—	—	57	14
Net revenue excluding notable items	page 30	230	260	198	204	196	892	777

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 43 of 47
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Investment Management
Adjusted operating revenues	page 9	215	192	171	178	201	756	783
Net revenue	page 23	215	192	171	178	201	756	783
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(9)	(20)	(3)	3	12	(29)	75
Net revenue excluding notable items	page 30	224	212	173	175	189	785	708
Consolidated
Total Adjusted operating revenues	page 9	1,547	1,495	1,537	1,603	1,618	6,183	6,513
Interest credited and other benefits to contract owners/policyholders		(648)	(557)	(665)	(696)	(652)	(2,566)	(2,565)
Corporate Adjusted operating revenues (1)		(15)	(13)	(17)	(22)	(27)	(67)	(100)
Net revenue	pages 16/20/23	885	925	855	885	940	3,550	3,848
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(64)	(97)	(10)	60	103	(112)	522
Group Life Covid-19 impacts		—	—	—	(40)	(34)	(40)	(112)
Fee income related to divested businesses		—	—	—	—	—	—	25
Other adjustments		—	57	—	—	—	57	17
Net revenue excluding notable items	page 30	949	965	865	865	870	3,644	3,397

(1) Includes primarily TSA Revenue.

Voya Financial	Page 44 of 47
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Wealth Solutions Adjusted operating earnings before income taxes	page 9	145	128	197	228	245	697	1,106
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(50)	(70)	(7)	52	82	(76)	406
Other (1)(2)		—	—	—	—	—	—	(3)
Adjusted operating earnings excluding notable items	page 30	195	198	204	176	163	773	704

Health Solutions Adjusted operating earnings before income taxes	page 9	78	154	50	21	31	304	204
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(5)	(7)	—	5	9	(7)	41
Group Life Covid-19 impacts		—	—	—	(40)	(34)	(40)	(112)
Other (1)		—	57	—	—	—	57	14
Adjusted operating earnings excluding notable items	page 30	83	105	51	56	56	294	261

Investment Management Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	57	51	40	39	59	186	239
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(7)	(16)	(2)	2	9	(24)	61
Adjusted operating earnings excluding notable items	page 30	64	67	42	37	49	210	178

Corporate Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	(60)	(66)	(60)	(68)	(70)	(253)	(325)
Less:
Other (3)		—	—	—	—	(16)	—	(56)
Adjusted operating earnings excluding notable items		(60)	(65)	(60)	(68)	(53)	(253)	(268)

Consolidated Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 9	219	267	228	221	265	934	1,225
Total Notable Items Adjustments		(63)	(37)	(8)	20	50	(89)	351
Consolidated Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		282	305	236	201	215	1,024	874
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		13	13	—	—	—	26	—
Consolidated Adjusted operating earnings excluding notable items	page 30	269	291	236	201	215	997	874

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.
(2) Includes revenue and expenses related to FPC prior to its divestment in June 2021.
(3) Includes incentive compensation driven by above (below) target performance.

Voya Financial	Page 45 of 47
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021

Book value per common share, including AOCI	28.16	23.70	30.52	49.57	69.46	28.16	69.46
Per share impact of AOCI	31.43	33.98	20.89	1.57	(16.76)	31.43	(16.76)
Book value per common share, excluding AOCI	59.59	57.69	51.41	51.14	52.70	59.59	52.70

Debt to capital ratio	40.0%	43.4%	39.9%	29.8%	24.3%	40.0%	24.3%
Capital impact of adding noncontrolling interest	-8.4%	-10.2%	-8.8%	-4.7%	-3.1%	-8.4%	-3.1%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.9%	10.3%	10.1%	8.5%	6.7%	9.9%	6.7%
Capital impact of excluding AOCI	-12.0%	-13.7%	-8.4%	-0.6%	4.7%	-12.0%	4.7%
Financial leverage ratio excluding AOCI	29.5%	29.8%	32.8%	33.0%	32.6%	29.5%	32.6%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	97.3	97.9	101.7	106.1	110.1	100.7	116.7
Dilutive effect of warrants	7.2	6.2	7.1	8.2	7.5	7.2	6.7
Other dilutive effects (2)	2.2	2.3	2.0	2.6	2.5	2.3	2.4
Weighted-average common shares outstanding - Diluted	106.7	106.4	110.8	117.0	120.1	110.2	125.8
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	106.7	106.4	110.8	117.0	120.1	110.2	125.8

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss from continuing operations available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.

Voya Financial	Page 46 of 47
Reconciliation of Recast Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	12/31/2022			9/30/2022			6/30/2022			3/31/2022			12/31/2021
	Before income taxes	After income taxes	Per share (1)	Before income taxes	After income taxes	Per share (1)	Before income taxes	After income taxes	Per share (1)	Before income taxes	After income taxes	Per share (1)	Before income taxes	After income taxes	Per share (1)

Previously Reported Income (loss) available to Voya Financial, Inc.'s common shareholders		190	1.77		193	1.82		64	0.57		27	0.24		403	3.36
Impact of LDTI implementation		—	0.01		(27)	(0.25)		—	—		27	0.22		(21)	(0.18)
Recast Income (loss) available to Voya Financial, Inc.'s common shareholders		190	1.78		166	1.57		64	0.57		54	0.46		382	3.18

Previously Reported Adjusted operating earnings	214	233	2.18	299	245	2.30	223	185	1.67	209	172	1.47	279	229	1.90
Impact of LDTI implementation	1	1	0.01	(36)	(28)	(0.26)	16	11	0.10	22	18	0.15	2	1	0.01
Impact of changes to Non-GAAP definitions (2)
Amortization of acquisition-related intangible assets	4	3	0.03	3	2	0.02	2	2	0.02	2	2	0.02	2	2	0.01
Qualified Pension Plan expected return on plan assets net of interest costs	(13)	(10)	(0.09)	(12)	(10)	(0.09)	(13)	(10)	(0.09)	(12)	(10)	(0.09)	(18)	(14)	(0.12)
Recast Adjusted operating earnings	206	227	2.13	254	210	1.97	228	188	1.70	221	182	1.55	265	218	1.81

Previously Reported Adjusted operating earnings excluding notable items	262	219	2.05	283	232	2.19	237	196	1.75	205	170	1.45	227	188	1.57
Impact of LDTI implementation	16	12	0.11	17	15	0.13	10	7	0.08	6	4	0.04	4	2	0.02
Impact of changes to Non-GAAP definitions (2)
Amortization of acquisition-related intangible assets	4	3	0.03	3	2	0.02	2	2	0.02	2	2	0.02	2	2	0.01
Qualified Pension Plan expected return on plan assets net of interest costs	(13)	(10)	(0.09)	(12)	(10)	(0.09)	(13)	(10)	(0.09)	(12)	(10)	(0.09)	(18)	(14)	(0.12)
Recast Adjusted operating earnings excluding notable items	269	224	2.10	291	239	2.25	236	195	1.76	201	166	1.42	215	178	1.48

(1) Per share calculations are based on un-rounded numbers.
(2) Changes to non-GAAP definitions impact Corporate.

Voya Financial	Page 47 of 47
Reconciliation of Recast Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Twelve Months Ended
(in millions except per share in whole dollars)	12/31/2022			12/31/2021
	Before income taxes	After income taxes	Per share (1)	Before income taxes	After income taxes	Per share (1)

Previously Reported Income (loss) available to Voya Financial, Inc.'s common shareholders		474	4.30		2,090	16.61
Impact of LDTI implementation		—	—		244	1.95
Recast Income (loss) available to Voya Financial, Inc.'s common shareholders		474	4.30		2,334	18.56

Previously Reported Adjusted operating earnings	944	835	7.58	1,292	1,053	8.37
Impact of LDTI implementation	3	2	0.02	(3)	(3)	(0.03)
Impact of changes to Non-GAAP definitions (2)
Amortization of acquisition-related intangible assets	11	8	0.07	8	6	0.04
Qualified Pension Plan expected return on plan assets net of interest costs	(49)	(38)	(0.34)	(72)	(56)	(0.44)
Recast Adjusted operating earnings	908	807	7.32	1,225	1,000	7.95

Previously Reported Adjusted operating earnings excluding notable items	987	816	7.41	910	754	5.99
Impact of LDTI implementation	48	38	0.34	28	19	0.16
Impact of changes to Non-GAAP definitions (2)
Amortization of acquisition-related intangible assets	11	8	0.07	8	6	0.04
Qualified Pension Plan expected return on plan assets net of interest costs	(49)	(38)	(0.34)	(72)	(56)	(0.44)
Recast Adjusted operating earnings excluding notable items	997	824	7.48	874	723	5.75

(1) Per share calculations are based on un-rounded numbers.
(2) Changes to non-GAAP definitions impact Corporate.